UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2016

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 14, 2016, DNB Financial Corporation held a Special Meeting of shareholders. At the Special Meeting, two matters were submitted to a vote of shareholders: (1) A proposal to approve the issuance of shares of DNB common stock to holders of East River Bank common stock in connection with the merger, as contemplated by the Agreement and Plan of Merger, dated as of April 4, 2016, by and between DNB and East River Bank, and (2) A proposal to authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposal to issue shares of DNB common stock to holders of East River Bank common stock in connection with the merger. The number of votes cast for or against as to each such matter, as well as the number of abstentions as to each such matter, are set forth below.

Proposal 1 – To  approve the issuance of shares of DNB common stock to holders of East River Bank common stock in connection with the merger.

FOR	AGAINST	ABSTAIN
1,907,740	44,167	49,434

Proposal 2 – To authorize the adjournment of the Special Meeting, if necessary or appropriate.

FOR	AGAINST	ABSTAIN
1,898,269	51,343	51,729

Item 8.01. Other Events.

On September 14, 2016, DNB issued a press release announcing that it had received all required approvals to acquire East River Bank.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Important Additional Information and Where to Find It

DNB has filed with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which includes a prospectus for the offer and sale of DNB common stock as well as the joint proxy statement of DNB and East River Bank for the solicitation of proxies from their shareholders for use at the meetings at which the merger will be considered.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF DNB AND EAST RIVER BANK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT-PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED BY DNB WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the joint proxy statement-prospectus, as well as other filings containing information about DNB, may be obtained at the SEC's website at http://www.sec.gov.  You may also obtain these documents, free of charge, from DNB at http://investors.dnbfirst.com. In addition, copies of the joint proxy statement-prospectus may also be obtained, free of charge by directing a request to DNB at 4 Brandywine Avenue, Downingtown, PA 19335-0904 or by contacting Gerald F. Sopp at 484.359.3138 or gsopp@dnbfirst.com or to East River Bank at 4341 Ridge Avenue, Philadelphia, PA 19129 or by contacting Christopher P. McGill at 267.295.6420 or cmcgill@eastriverbank.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated September 14, 2016 of DNB Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

September 14, 2016	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 14, 2016 of DNB Financial Corporation